Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 230,000,034.00
Previously Paid Amount	0.00
Total Fee Amount	31,763.00
Total Offset Amount	0.00
Net Fee	$ 31,763.00
Final Prospectus	false